Exhibit 99.1

This Redemption Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about Knight Ridder or its affiliated entities. The representations and warranties of the parties in this Redemption Agreement were made to, and solely for the benefit of, the other parties. The assertions embodied in the representations and warranties are qualified by information included in disclosure schedules exchanged by the parties that may modify or create exceptions to the representations and warranties. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

EXECUTION COPY

REDEMPTION AGREEMENT

among

DETROIT FREE PRESS, INCORPORATED

THE DETROIT NEWS, INC.

and

DETROIT NEWSPAPER AGENCY

Dated: August 3, 2005

TABLE OF CONTENTS

ARTICLE I. REDEMPTION BY THE AGENCY		1
1.1	Redemption of the Partnership Interest	1
1.2	Purchase Price	1
1.3	Interim Closing of the Books	1
1.4	General Partner Consent	2

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF DFP		2
2.1	Ownership of Partnership Interest	2
2.2	Authority	2
2.3	No Brokers	2

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF DNI		2
3.1	Authority	2
3.2	No Brokers	2

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE AGENCY		3
4.1	Authority	3
4.2	No Brokers	3

ARTICLE V. COVENANTS		3
5.1	Amendment of the Partnership Agreement	3
5.2	Public Announcements	3

ARTICLE VI. MISCELLANEOUS		3
6.1	Notices	3
6.2	Governing Law	5
6.3	Waiver; Severability	5
6.4	Assignment	5
6.5	Effect of Headings	5
6.6	Expenses	5
6.7	No Third Party Rights	5
6.8	Counterparts	5
6.9	Entire Agreement; Amendments	5
6.10	Waiver of Rescission	6

Exhibit A Receipt

REDEMPTION AGREEMENT

This Redemption Agreement (this “Agreement”) is entered into as of this 3rd day of August, 2005 (the “Closing Date”) among Detroit Free Press, Incorporated, a Michigan corporation (“DFP”), The Detroit News, Inc., a Michigan corporation (“DNI”) and the Detroit Newspaper Agency, a Michigan general partnership (the “Agency” and together with DNI and DFP, collectively, the “Parties,” and, individually, a “Party”).

WHEREAS, DFP and DNI have entered into a Joint Operating Agreement dated as of April 11, 1986, as amended, (the “Joint Operating Agreement”) and have formed the Agency under a Partnership Agreement dated as of April 11, 1986 (the “Partnership Agreement”), for the purpose of establishing a joint operating arrangement to publish The Detroit News and the Detroit Free Press, all on the terms set forth in the Joint Operating Agreement;

WHEREAS, each of DFP and DNI owns a fifty percent (50%) interest in the capital, profits and losses of the Agency under the Partnership Agreement; and

WHEREAS, DFP desires to have a two-tenths of one percent (0.2%) interest in the capital, profits and losses of the Agency (the “Partnership Interest”) redeemed by the Agency and the Agency desires, and DNI desires the Agency, to redeem the Partnership Interest from DFP in accordance with this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows.

ARTICLE I.

REDEMPTION BY THE AGENCY

1.1 Redemption of the Partnership Interest. DFP hereby sells, transfers and assigns the Partnership Interest to the Agency free and clear of all liens, claims, pledges, rights of first refusal and other encumbrances or restrictions of any nature whatsoever, other than any restrictions on transfer under the Joint Operating Agreement or the Partnership Agreement (“Liens”), and the Agency hereby purchases from DFP all of DFP’s right, title and interest in and to the Partnership Interest for the Purchase Price, as defined below. The Parties agree that the business of the Agency shall be continued following the redemption contemplated by this Agreement.

1.2 Purchase Price. The consideration for the redemption of the Partnership Interest is One Million Dollars ($1,000,000) (the “Purchase Price”), and shall be paid in full on the date hereof by wire transfer to an account designated by DFP. On the date hereof, DFP shall execute and deliver to the Agency a receipt for the Purchase Price in the form attached hereto as Exhibit A.

1.3 Interim Closing of the Books. With respect to the Partnership Interest that is being redeemed, DFP’s distributive share of the Agency’s income, gain, loss and deduction for the taxable year of the Agency that includes the date of the closing under this Agreement shall be determined on the basis of an interim closing of the books of the Agency as of the close of business on the date of the closing under this Agreement and shall not be based upon a proration of such items for the entire taxable year.

1.4 General Partner Consent. DFP and DNI, in their capacity as general partners of the Agency, hereby authorize, approve and consent to the redemption of the Partnership Interest by the Agency pursuant to his Agreement.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF DFP

In order to induce the Agency to enter into this Agreement, DFP makes the following representations and warranties to the Agency.

2.1 Ownership of Partnership Interest. (a) DFP is the legal and beneficial owner of the Partnership Interest free and clear of any and all Liens; (b) DFP is not subject to any contracts or arrangements restricting the sale and transferability of the Partnership Interest other than any restrictions on transfer under the Joint Operating Agreement or Partnership Agreement; (c) DFP has good title to the Partnership Interest and the right to transfer title to the Partnership Interest to the Agency pursuant to this Agreement, subject to any restrictions on transfer under the Joint Operating Agreement or Partnership Agreement; and (d) the transfer of the Partnership Interest to the Agency pursuant to this Agreement will pass good title thereto to the Agency free and clear of any and all Liens, subject to any restrictions on transfer under the Joint Operating Agreement or Partnership Agreement.

2.2 Authority. DFP has the full legal power and authority under applicable corporate law to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by DFP and constitutes the valid and binding obligation of DFP, enforceable against DFP in accordance with its terms.

2.3 No Brokers. No act of DFP has given or will give rise to any claim against any of the Parties hereto for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated herein.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF DNI

3.1 Authority. DNI has the full legal power and authority under applicable corporate law to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by DNI and constitutes the valid and binding obligation of DNI, enforceable against DNI in accordance with its terms.

3.2 No Brokers. No act of DNI has given or will give rise to any claim against any of the Parties hereto for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated herein.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE AGENCY

In order to induce DFP to enter into this Agreement, the Agency makes the following representations and warranties to DFP.

4.1 Authority. The Agency has the full power and authority under applicable corporate law to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Agency and constitutes the valid and binding obligation of the Agency enforceable against the Agency in accordance with its terms.

4.2 No Brokers. No act of the Agency has given or will give rise to any claim against any of the Parties hereto for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated herein.

ARTICLE V.

COVENANTS

5.1 Amendment of the Partnership Agreement. The Parties agree to cause the Partnership Agreement to be amended so as to reflect the change in the Partnership interests of DFP and DNI caused by the transactions described in this Agreement in accordance with Sections 2.1 and 6.1 of the Partnership Agreement.

5.2 Public Announcements. Unless required by law, rule or regulation, no public announcement (including an announcement to employees) or press release concerning the transactions provided for herein shall be made by any Party without the prior written approval of the other Parties. With respect to any disclosures required by applicable law, rule or regulation, including disclosure requirements under applicable securities acts and Current Reports on Form 8-K, each Party will consult with the other Parties and allow the other Parties to review the proposed disclosure prior to making any such disclosures.

ARTICLE VI.

MISCELLANEOUS

6.1 Notices. All notices, offers, requests or other communications from any of the Parties hereto to the other shall be in writing and shall be considered to have been duly delivered or served on the date of meeting if sent by first class certified mail, return receipt requested, postage prepaid, to the Party at its address as set forth below or to such other address as such Party may hereafter designate by written notice to the other Parties:

If to DFP:

Detroit Free Press, Incorporated
50 W. San Fernando Street, Ste. 1500
San Jose, CA 95113
Attention:	Alice Wang
Fax number: (408) 938-7812

With a copy to:

Knight-Ridder, Inc.
50 W. San Fernando Street, Ste. 1500
San Jose, CA 95113
Attention:	Gordon Yamate, Esq.
Fax number: (408) 938-7863

If to DNI:

The Detroit News, Inc.
7950 Jones Branch Drive
McLean, Virginia 22107
Attention:	Daniel S. Ehrman, Jr.
Fax number: (703) 854-2042

With a copy to:

Gannett Co., Inc.
7950 Jones Branch Drive
McLean, VA 22107
Attention:	Todd A. Mayman, Esq.
Fax number: (703) 854-2035

If to the Agency:

Detroit Newspaper Agency
615 W. Lafayette
Detroit, Michigan 48226
Attention:	Joyce Jenereaux
Fax number: (313) 222-2655

With a copy to:

The Detroit News, Inc.
7950 Jones Branch Drive
McLean, Virginia 22107
Attention:	Daniel S. Ehrman, Jr.
Fax number: (703) 854-2042

6.2 Governing Law. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws principles.

6.3 Waiver; Severability. The waiver or breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach of the same or any other term or condition. If any provision of this Agreement is found to be unenforceable, the remainder shall be enforced as fully as possible and the unenforceable provision shall be deemed modified to the limited extent required to permit its enforcement in a manner most closely approximating the intention of the parties as expressed herein.

6.4 Assignment. No Party to this Agreement may assign or transfer this Agreement, either directly or indirectly, without the prior written consent of the other Parties to this Agreement. This Agreement shall be binding upon, inure to the benefit of and may be enforced by and against the respective successors and permitted assigns of each of the Parties to this Agreement.

6.5 Effect of Headings. The article and section headings in this Agreement are for convenient reference only and shall not affect the construction hereof.

6.6 Expenses. The Parties shall bear and pay all of their own fees, costs and expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, accountants, brokers and financial advisors. DFP and the Agency shall share equally any transfer taxes or fees required to be paid in connection with the transfer contemplated by this Agreement, including, without limitation, stamp taxes, document taxes, sales taxes, or any other payments in the nature of or in lieu thereof, if applicable.

6.7 No Third Party Rights. Nothing in this Agreement shall be deemed to create any right on the part of any person or entity not a party to this Agreement.

6.8 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute one agreement, and all of which when taken together, shall constitute one agreement. This Agreement shall become effective when counterparts of this Agreement have been executed by and delivered to each Party.

6.9 Entire Agreement; Amendments. This Agreement, including the Exhibits hereto and the documents delivered hereunder, contains the entire agreement and understanding of the Parties in respect of the subject matter hereof, and supersedes all prior agreements and understandings between the Parties. This Agreement may not be amended except in a writing signed by each of the Parties. Except for the express representations and warranties set forth in this Agreement, there are no representations or warranties of any kind, including without limitation any representations or warranties as to the business, assets, properties, liabilities or obligations of the Agency.

6.10 Waiver of Rescission. Each Party hereby irrevocably waives any right of rescission with respect to this Agreement and the transactions contemplated hereby and agrees that it will not, directly or indirectly, initiate or pursue any proceeding or take any other action that may result in such rescission.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

DETROIT FREE PRESS, INCORPORATED

By:
Name:	Steven B. Rossi
Title:	Vice President and Treasurer

THE DETROIT NEWS, INC.

By:
Name:	Daniel S. Ehrman, Jr.
Title:	Authorized Agent

DETROIT NEWSPAPER AGENCY

By: The Detroit News, Inc., General Partner

By:
Name:	Daniel S. Ehrman, Jr.
Title:	Authorized Agent

By: Detroit Free Press, Incorporated, General Partner

By:
Name:	Steven B. Rossi
Title:	Vice President and Treasurer

[Signature Page to the Redemption Agreement]